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                                                                    Exhibit 10.8

                  AGREEMENT OF LEASE, made as of this 21st day of November 1996, between 625 PROPERTIES ASSOCIATES, having offices at 30th floor, 275 Madison Avenue, New York, New York 10016 party of the first part, hereinafter referred to as OWNER, and JUPITER COMMUNICATIONS, 627 Broadway, New York, New York party of the second part, hereinafter referred to as TENANT.

                  WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire second (2nd) floor in the building known as 625 Broadway, New York, New York in the Borough of Manhattan, City of New York, for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the as provided day of in the Rider
nineteen hundred and      , and to end on the as provided day of in the Rider
nineteen hundred and      both dates inclusive, at an annual rental rate of as
set forth in the Rider which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

                  In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

                  The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

                  Occupancy: 1. Tenant shall pay the rent as above and as hereinafter provided.

                  Use. 2. Tenant shall use and occupy demised premises for office space provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

                  Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any
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time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

                  Repairs: 4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant. Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

                  Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

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                  Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to
the commencement of the lease term, if Tenants is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums hereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

                  Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

                  Property Loss, Damage, Reimbursement, Indemnity: 8. Owner of its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by

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operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain hereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, cost and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid suffered or incurred as a result of any breach by Tenant, Tenant's agents contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractor, employee, invitee or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant. In case any action or proceeding is brought against Owner any reason of any such claim, Tenant, upon written notice from Owner will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

                  Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable (whether or not the demised premises are damaged in whole or in part) the building shall be so damaged that Owner shall decide to demolish it to rebuild it, then, in any of such events, owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or

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under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

                  Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

                  Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part hereof to be used by others, without prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

                  Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

                  Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed.

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Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises. Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

                  Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

                  Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

                  Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit or creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in

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accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                  (b) It is stipulated and agreed that in the event of termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

                  Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 35 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the

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legal representative of Tenant or other occupant of demises premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

                  Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease. (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall after making reasonable efforts to do so not release or affect Tenant's liability for damages. In computing such reasonable liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

                  Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any reasonable obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

                  Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Provided Owner shall not unreasonably interfere with or prevent tenant access to the demised premises. Furthermore Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

                  No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect and abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                  End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

                  Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

                  Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant Covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions, and provisions of this lease, except as to the covenants to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

                  No Waiver 25. The failure of Owner or other person to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises

                  Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either or the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

                  Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule,
order or regulation of any department of subdivision thereto     or by reason of
the conditions of supply and demand which have been or are affected by war or other emergency.

                  Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

                  Water Charges: 29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant Constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other remises Tenant shall pay to Owner, as additional rent, on the first day of each month,
     ($100.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

                  Sprinklers: 30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters of New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or contents of the demised premises. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $100.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

                  Elevators, Heat, Cleaning: 31. As long as Tenant is not in default under any of the covenants of this lease Owner shall: (a) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (b) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law. (c) clean the public halls and public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgement of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgement of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written Notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations. All days from 8 AM to 8 PM, Owner agrees to make repairs (as prompt as possible to the heating equipment. If heating to demised premises as noted in this article becomes cost ineffective due to the additional hours of heating requested tenant, a solution between a landlord and tenant to be negotiated (to keep the demised premise heated during the tenants desired hours)

                  Security: 32. Tenant has deposited with Owner the sum of $24,937.50 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the Event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                  Captions: 33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

                  Definitions: 34. The term "Owner" as used in this lease means
only the Owner of the fee or of the leasehold of the building       the
mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State of Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

                  Adjacent Excavation-Shoring: 35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

                  Rules and Regulations: 36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule and Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

                  Glass: 37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

                  Estoppel Certificate: 38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

                  Directory Board Listing: 39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

                  Successors and Assigns: 40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.



SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF.

**The Landlord will return one month security to the tenant at the end of the first anniversary of the lease if all monthly payments are timely made.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                  625 PROPERTIES ASSOCIATES

____________________________        By:                              [L.S.)

Witness for Tenant:                 JUPITER COMMUNICATIONS

____________________________        By:                              [L.S.)

CORPORATE TENANT
STATE OF NEW YORK,
County of

         On this      day of          , 19          , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                        of

the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of Directors of said corporation, and that he signed his name thereto by like order.

--------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,
County of

         On this      day of          , 19          before me

personally came

to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledge to me that executed the same.

--------------------------------------

               RULES AND REGULATIONS ATTACHED TO AND MADE A PART
                  OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

                  1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

                  2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

                  3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

                  4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

                  5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises of the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any ability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

                  6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contract with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

                  7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

                  8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

                  9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

                  10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to person for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he request such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

                  11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

                  12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

                  13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address:          625 Broadway
                  New York, New York

Premises          2nd Floor




                          625 PROPERTIES ASSOCIATES, LP

                                       TO

                             JUPITER COMMUNICATIONS




                             STANDARD FORM LEASE OF

                                   LOFT LEASE




Dated November                 , 1996

Rent per Year

Rent per Month

Term

From

To

                  RIDER TO LEASE DATED AS OF NOVEMBER 25, 1996
               BY AND BETWEEN 625 PROPERTIES ASSOCIATES, AS OWNER
                      AND JUPITER COMMUNICATIONS, AS TENANT

ARTICLE 41.                CONFLICT

         To the extent that there shall be or exist any inconsistency between the terms and provisions of this Rider and the terms and provisions, printed or typewritten, of the Printed Form to which it is attached, the terms and provisions of this Rider shall govern.

ARTICLE 42.                TERM; COMMENCEMENT DATE; ANNUAL RENT; OTHER FEES

(A) This lease shall be for a term of five (5) years commencing on the date of execution and delivery of this lease in accordance with its terms (the "Commencement Date") and terminating on the fifth (5) anniversary of the Commencement Date, unless soon terminated pursuant to law or the express provisions of this lease.

(B) Tenant shall pay to Owner minimum annual rent throughout the term of this lease as follows:

                  1/1/97 to 12/31/97     Ninety Nine Thousand Seven Hundred
                                         Fifty Dollars and 00/1009 ($99,750.00)
                                         per annum ($8,312.50 per month)

                  1/1/98 to 12/31/98     One hundred Three Thousand Seven
                                         Hundred Forty Dollars and 00/100
                                         ($103,740.00) per annum ($8,645.00 per
                                         month)

                  1/1/99 to 12/31/99     One Hundred Seven Thousand Eight
                                         Hundred Eighty Nine Dollars and 60/100
                                         ($107,889.60) per annum ($8,990.80 per
                                         month)

                  1/1/00 to 12/31/00     One Hundred Twelve Thousand Two Hundred
                                         Five Dollars and 18/100 ($112,205.18)
                                         per annum ($9,350.43 per month)

                  1/1/01 to 12/31/01     One Hundred Sixteen Thousand Six
                                         Hundred Ninety Three Dollars and 38/100
                                         ($116,693.38) per annum ($9,724.44 per
                                         month)

(C) Tenant shall pay to Owner the minimum annual rent as aforesaid and as escalated and adjusted pursuant to the various provisions of this lease, in equal monthly installments in advance on the first day of each calendar month throughout the term hereof and pro rata for the fractional portion of any month, except that if the Commencement Date falls on a day other than the first day of a calendar month, then, on the first day of the third calendar month immediately following the Commencement Date Tenant shall pay to Owner a pro rata portion of the monthly annual rent for the initial fractional month. The first full monthly installment shall be paid, in advance, upon the execution of this lease. All annual rent, additional rent and other amounts payable to Owner under the provisions of this lease shall be paid by Tenants to Owner at the times specifically provided therefor or, if no such time is expressly set forth, upon demand, or together with the next succeeding installment of annual rent, whichever shall first occur, in legal tender, at the address of Owner first hereinabove set forth, or at such other place as Owner may designate in writing, without any setoff or deduction whatsoever and without any prior demand or notice except as may be otherwise expressly provided for in this lease. Failure to deliver any escalation or other statement to Tenant shall in no way modify or waive Tenant's obligation to pay any item of additional rent otherwise due under the lease.

(D) All sums, amounts or charges other than annual rent, payable by Tenant pursuant to the provisions of this lease, shall be deemed items of additional rent, and the failure by Tenant to pay any such item of additional rent shall entitle Owner to exercise all remedies for such failure which it would be entitled to exercise at law or under this lease in respect of any failure to pay annual rent.

(E) The Tenant shall pay no rent for the month of January 1997. Commencing February 1997 through April 1997, tenant shall pay two-thirds (2/3) of the monthly rent ($5,541.67) to cover the two month rent concession granted by the landlord.

(F) Tenant shall have access to the premises to do construction work prior to the lease commencement date.

ARTICLE 43.                TAX ESCALATION

(A) Tenant agrees to pay as additional rent eight and 33/100 percent (8.33%) of any and all increases in Real Estate Taxes (as hereinbelow defined) over and above the Real Estate Taxes payable for the July 1, 1996 to June 30, 1997 final year (the "Base Tax Year") (such taxes as finally determined to be payable for such period, after any certiorari or other proceeding, if any, being hereinafter referred to as the "Base Taxes") imposed on the Property (as hereinafter defined) with respect to every calendar year or part thereof during the term of this lease, whether any such increase results from a higher tax rate or an increase in the assessed valuation of the Property, or both. "Property" shall mean the land and the Building, including any "air rights" or "development rights" thereof "Real Estate Taxes" shall mean all taxes, assessments, license vault fees, real estate impositions, real estate fees and all other governmental charges of any nature whatsoever, whether general or special, ordinary or extraordinary, foreseen or unforeseen, all of which are imposed upon or in respect of the Property (as finally determined to be payable for such period, after any Certiorari or other proceeding) including sewer rents and charges and water frontage charges (but not water meter charges and the sewer rents arising therefrom, if any, which are separately metered to the demised premises, and which are paid directly by Tenant or any other tenant of the Building), and any special assessment imposed thereon for any purpose whatsoever, including taxes payable by Owner to a ground lessor, if any, with respect thereto, and any and all expenses (including attorney's fees and disbursements) incurred by Owner in contesting such Taxes, which expenses shall be allocated to the period in which such expenses were incurred and shall be limited to the amount, if any, of any savings or reductions in Taxes resulting from such contest. If due to a change in the method of taxation any franchise, income, profit or other tax, however designated, shall be levied against Owner's interest in the Property in whole or in part for or in lieu of any tax which would otherwise constitute Real Estate Taxes, such change in method of taxation shall be included in the term "Real Estate Taxes" for purposes hereof "Tax Years" shall mean each period of twelve (12) months commencing on the first day of July, 1997. All such payments shall be appropriately prorated for any partial calendar years occurring during the first and last years of the term of this lease. A copy of the tax bill of the City of New York (or other governmental agency where appropriate) shall be sufficient evidence of the amount of Real Estate Taxes and for calculation of the amount to be paid by Tenant.

(B) The amounts due under this Article shall be collected as additional rent without set-off deduction. Owner shall deliver to Tenant a statement setting forth the Real Estate Taxes for the Base Tax Year and the Real Estate Taxes for the Tax Year concerned or a portion thereof. Any adjustment in rent hereunder shall be effective as of the first day of the Tax Year concerned and, Tenant shall pay its share of increases in Real Estate Taxes within fifteen (15) days before the first day of the month in which the Real Estate Taxes for the Tax Year concerned become due, provided however, that if Real Estate Taxes for such Tax Year are paid by Owner in installments, then Tenant's payments for such Tax Year shall be likewise payable in proportionate installments, each such installment to be paid at least fifteen (15) days prior to the date upon which the corresponding installment of Real Estate Taxes for such Tax Year shall become due. In any event any Real Estate Taxes (or installment thereof) became due and payable by Owner prior to the furnishing to Tenant of a statement, Tenant shall pay Tenant's share of increases in Real Estate Taxes (or installments, thereof, if applicable) within ten (10) days of the furnishing to Tenant of a statement. Such additional rent shall be paid by Tenant notwithstanding the fact that Tenant may be exempt in whole or in part, from the payment of any Real Estate Taxes by reason of Tenant's diplomatic, charitable, non-profit or otherwise tax exempt status, or for any other reason whatsoever.

(C) Owner's failure during the lease term to prepare and deliver any of the foregoing tax bills or statements, or Owner's failure to make a demand for payment shall not in any waive or cause Owner to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this lease. Tenants liability for the amounts due under this Article shall survive the expiration of the term. In no event shall any adjustment pursuant to this Article result in any reduction in annual rent.

(D) Upon request of Tenant, Owner agrees to deliver to Tenant a copy of the bill(s) for Real Estate Taxes in its possession for any year during the term of this lease.

(E) It is expressly acknowledged that Tenant's failure to pay such tax escalation additional rent shall entitle Owner to exercise all remedies for such breach which it would be entitled to exercise at law or under this lease in respect of any failure to pay annual rent.

(F) Any statement sent to Tenant with respect to escalations hereunder shall be biding upon Tenant, unless, within thirty (30) days after such statement is sent, Tenant shall send a written notice to Owner objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay all additional rent shown on such statement and such statement and acceptance shall be without prejudice to Tenant's position.

ARTICLE 44.                AS IS; REPAIRS; MAINTENANCE

(A) Neither Owner nor Owner's agents have made any representations, warranties, or promises, either express or implied, with respect to the physical condition of the Building or the demised premises, the use or uses to which the demised premises or any part thereof may be put, the operation of any of the mechanical, plumbing, electrical, ventilation or exhaust systems servicing the demised premises, the expenses of operation, except as expressly set forth in this lease; and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein. Tenant acknowledges that it has inspected the Building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" except that Landlord shall put the existing bathrooms in functional condition and deliver possession of the demised premises broom-clean, and except as otherwise set forth in Subarticle (B) below. Tenant further acknowledges that taking possession of the demised premises shall be conclusive evidence that the demised premises and the Building were in good and satisfactory condition at the time such possession was so taken. It is expressly understood that Owner shall not in any wise be liable for any latent or patent defects in the demised premises. Notwithstanding anything contained herein to the contrary, Owner shall be responsible for maintaining and repairing structural facilities, heating and ventilation (exclusive of air conditioning), provided that Tenant does not negligently cause harm to the foregoing. Owner shall also be responsible, during the term of this lease, for maintaining and repairing electrical, water, and heating systems from the source to and on the individual floor herein demised.

(B) Tenant at its sole cost and expense, shall take good care of the demised premises and all improvements and personal property located therein, including, without limitation, all furniture, fixtures, machinery, equipment and all other personal property and stock purchased by Tenant and used in connection with the operation of its business at the demised premises, (all of the foregoing being hereinafter collectively referred to as "Tenants Property") and Tenant shall not suffer or commit any waste or injury thereto. Tenant shall make all necessary repairs (other than structural repairs) to the demised premises and/or Tenants Property, ordinary, as well as extraordinary, foreseen, as well as unforeseen; provided, however, that Tenant shall not be obligated to make any repairs including latent defects to the extent that the same are necessitated by the negligent acts or omissions of Owner, its agents, employees or contractors. Tenant shall not be responsible for remediation of environmental problems unless caused by Tenant, its agents, employees, contractors or visitors during Tenants occupancy of the demised premises. Nevertheless, any damage to the Building (including, without limitation, the demised premises and the roof), interior and agents, servants, employees, invitees or contractors) shall be repaired by Tenant, at exterior, arising from or caused by the negligence or omissions of Tenant or its sole cost and expense, regardless of whether such repairs are structural or nonstructural in nature.

(C) When used in Subarticle (B) above, the term "repairs" shall include replacements and substitutions of all property when necessary, of a quality, class and value at least equal to the property replaced or substituted.

ARTICLE 45. SUPPLEMENTING ARTICLE 3 OF THE PRINTED FORM

(A)      Supplementing but not limiting the provisions of Article 3:

(i) No alteration (as such term is hereinafter defined) shall be made that is of a character which involves changes to the steel framework or foundations of the Building or affects (a) any part of the Building outside of the demised premises, or (b) the proper functioning, or overloads the capacity, of the mechanical, electrical, plumbing, heating, ventilating, air conditioning or other service systems of the building inside or outside the demised premises. Tenant shall not make or allow to be made any alterations, additions or improvements to or on the demised premises without first obtaining the written consent of Owner which consent shall not be unreasonably withheld or delayed. Any such alterations, additions or improvements, including but not limited to wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall be made at Tenant's sole expense, according to plans and specifications approved in writing by Owner, in compliance with all applicable laws, by a licensed contractor, and in a good and workmanlike manner conforming in quality and design with the demised premises existing as of the Commencement Date, shall not diminish the value of the Building or the demised premises and shall at once become a part of the realty and shall be surrendered with the demised premises. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Owner, at Tenant's sole expense, with due diligence, remove any alterations, additions or improvements made by Tenant and designated by owner to be removed, and repair any damage to the demised premises caused by such removal. If Tenant shall fail to remove any of its property of any nature whatsoever from the demised premises or Building at the termination of this lease such property shall be deemed abandoned and Owner may remove and dispose of such property without liability for loss thereof such removal to be at the expense of Tenant.

(ii) Owner will be furnished with a policy or certificate of public liability insurance covering Owner in limits of $1,000,000 for personal injuries in any one accident or disaster, and $500,000 for property damage. Such policy shall be maintained at all times during the progress of the work and shall provide that no cancellation shall be effective without at least fifteen (15) days prior written notice to Owner. Owner shall have the right from time to time during the term of this lease to require that Tenant increase the amounts of the coverage required to be maintained hereunder to such amounts that are customarily required by owners of similar properties in New York City.

                  The term "alteration" as used in this lease shall mean any improvement, addition, change or installation of, in or to the demised premises, including, without limitation, any of such involving electrical, air conditioning, ventilation, heating, plumbing, ceilings, stairways, partitions, demising walls within the demised premises, doors, gates, vaults, paneling, molding, shelving, radiators, enclosures, floors and floor coverings, whether or not the same are made in connection with the repair, replacement or addition to trade fixtures, machinery or equipment, and shall not include painting or similar decoration. Landlord agrees to not unreasonably withhold or delay its consent to proposed wallcovering.

ARTICLE 46.                REPAIRS, MAINTENANCE

                  Owner will be notified of all alternations and/or renovations to be done in the demised premises. Work that has been approved in advance by both parties would have to be removed at the termination of the lease unless agreed upon by both parties that such improvement, repair and/or renovation will remain at the expiration of the said lease.

ARTICLE 47.                LIENS

                  Tenant shall keep the demised premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Owner, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Owner within ten (10) days after the earlier of imposition of the lien or written request by Owner. Tenant shall give Owner written notice of Tenant's intention to perform work on the demised premises which might result in any claim of lien, at least ten (10) days prior to commencement of such work. If Tenant fails to remove any lien within the prescribed ten (10) day period, then Owner may do so at Tenant's expense and Tenant's reimbursement to Owner for such amount, including attorneys' fees and costs, shall be deemed additional Rent.

ARTICLE 48.                INSURANCE

         Tenant shall provide on or before the Commencement Date of the term hereof at its own expense, and keep in force during the term hereof, for the benefit of Owner, Owner's designees and Tenant a policy of Comprehensive General Liability insurance with a Bodily Injury Limit of One Million Dollars ($1,000,000) and a Property Damage Limit of Five Hundred Thousand Dollars ($500,000), protecting Owner and Tenant against claims for bodily injury, or death, and property damage, including water damage, occurring in, upon, or about the demised premises or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies satisfactory to Owner. Such insurance may be carried under a blanket policy covering the demised premises and other locations of Tenant, if any. Prior to the time such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of any such policy, Tenant agrees to deliver to Owner either a duplicate original of the aforesaid policy or a certificate evidencing such insurance, together with evidence of payment for the policy.

         All of the aforesaid insurance shall be in the name of Owner, and all other designees of Owner, and all other designees of Owner, and Tenant, and shall contain endorsements that: (I) such insurance may not be cancelled or amended with respect to Owner (or its designees(s), except upon twenty (20) days written notice by registered mail to Owner and such designees by the insurance company); and (ii) Tenant shall be solely responsible for payment of premiums and that Owner and its designees shall not be required to pay any premiums for such insurance. The minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Tenant's liability under other provisions of this lease.

         Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Owner to exercise any or all of the remedies provided in this lease in the event of Tenant's default.

         Owner shall have the right to require Tenant to increase the amount of coverage under such policy or policies consistent with amounts customarily required by owners of similar properties in New York City, provided, however, that such amount shall not be increased by more than five percent (5%) cumulative per annum.

         Any delay by Owner in exercising, failing to exercise, any right hereunder shall not be deemed a waiver of said right.

ARTICLE 49.                ELECTRICITY

(A) Tenant shall arrange for and pay as additional rent all charges for electricity used or consumed on the demised premises and shall hold Owner harmless from any and all liabilities, liens, costs and expenses arising therefrom. All electricity charges shall be paid directly by Tenant to the utility company.

                  Notwithstanding anything to the contrary contained in this lease, Tenant shall, at Tenant's sole cost and expense, maintain and promptly make all repairs, structural and nonstructural, to all components of the electrical system from the meter socket and end-line connection for the floor to and through the demised premises floor.

(B) Owner shall not be liable for any loss suffered by Tenant by reason of interruption or discontinuance of electric service.

(C) Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the demised premises or the capacity of the risers or wiring installation in the Building. Tenant agrees not to connect any additional electrical equipment to the building electric distribution system, other than computers, telephone, telefax machines, copying machines, typewriters and other office machines which consume comparable amounts of electricity, without Owner's prior written consent. In the event Tenant's electrical requirements require the installations of any additional risers, Tenant shall request Owner's written approval of same, which approval may be withheld by Owner for any reason whatsoever. If Owner approves such installation, Owner shall install such risers at Tenant's sole cost and expense provided that such installation will not cause permanent damage or injury to the Building or the demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants of the Building. If Owner shall consent to the installation of such riser or risers, which consent can be withheld for any reason, Owner at Tenant's sole cost and expense, shall also install other equipment necessary and proper in connection therewith subject to the aforesaid terms and conditions.

ARTICLE 50.                LATE FEES

         Tenant hereby acknowledges that late payment to Owner of Rent, Additional Rent or other sums due hereunder will cause Owner to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. If any Rent, Additional Rent or other sum due from Tenant is not received by Owner or Owner's designated agent within ten (10) days of when due, then Tenant shall pay to Owner a late charge equal to five percent (5%) of such overdue amount, plus any attorneys' fees and costs incurred by Owner by reason of Tenant's failure to pay Rent and other charges within ten
(10) days of when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that owner will incur by reason of Tenant's late payment. Owner's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Owner from exercising any of the other rights and remedies granted hereunder.

ARTICLE 51.                DELAY IN VACATION OF DEMISED PREMISES

(A) Tenant agrees it shall indemnify and save Owner harmless against all costs, claims, loss or liability resulting from delay by Tenant in surrendering the demised premises upon the expiration or earlier termination of this lease, including, without limitation, any claims made by any succeeding tenant founded on such delay.

(B) The parties recognize and agree that the damage to Owner resulting from any failure by Tenant timely to surrender the demised premises will be substantial, will exceed the amount of monthly installments of annual rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the demised premises is not surrendered to Owner upon the expiration or earlier termination of the term of this lease, then and in such event Tenant shall pay Owner, as liquidated damages for each month and for each portion of any month during which Tenant holds over in the demised premises after the expiration or termination of the term of this lease, a sum equal to the greater of the (I) fair market rental at the expiration of the term and (ii) the highest annual rent and additional rent which was payable by Tenant per month under this lease. The provisions of this Subarticle (B) will not limit, reduce or otherwise affect the liability of Tenant under Subarticle (A) of this Article.

ARTICLE  52.               SUPPLEMENTING ARTICLE 11 OF THE PRINTED FORM

(A) Without limiting the scope of Article 11 it is expressly acknowledged that any assignment or transfer of the shares of stock of any corporate tenant (by single or multiple transactions), the effect of which is a transfer of the majority of the issued and outstanding capital stock of the corporate tenant or the effect of which transfers control of such corporation to any person or persons who were not stockholders thereof at the time such corporate tenant acquired Tenant's leasehold estate hereunder, or any merger of a corporate tenant into, or consolidation of a corporate tenant with another corporation, shall be conclusively deemed an assignment under the terms of the lease. Owner may request at any time and Tenant shall deliver within ten (10) days after such request a list of the names and addresses of all stockholders, officers and directors of a corporate tenant, which lists shall be sworn to by the chief executive officer of Tenant.

                  Notwithstanding anything contained herein to the contrary in the event of an arms-length bona fide sale of Tenant's business, Owner hereby consents to the assignment of this lease to the purchaser of Tenant's business or subletting of 30% of demised premises for the remainder of the term provided that the assignee assumes all of the Tenant's obligations hereunder. Tenant shall remain liable for all of its obligations under this lease notwithstanding any assignment of this lease or subletting of the demised premises. Owner shall not be entitled to the payment of any fees or concessions in the event of an assignment of the lease or subletting of 30% of demised premises for the remainder of the term entered into in connection with an arms-length bona fide sale of Tenant's entire business.

(B) In the event that Tenant shall at any time or times during the term of this lease desire to assign this lease or sublet all or a portion of the demised premises, Tenant shall give notice thereof to Owner and shall submit and otherwise comply with the following:

(i) The name of the proposed assignee or sublessee and the character of its business;

(ii) The activities to be conducted in and the use to be made of the demised premises by the proposed assignee or sublessee;

(iii) The terms and conditions of the proposed assignment or subletting;

(iv) In the case of a proposed subletting of a portion of the demised premises, a reasonably accurate floor plan of the portion of the demised premises and to be sublet;

(v) Financial information or credit information pertaining to the proposed assignee (not required for sublessee) sufficient to enable Owner to evaluate its financial responsibility; and

(vi) A representation that the proposed assignee or sublessee is not a tenant, subtenant or occupant of other space in the Building.

                  During the period of thirty (30) days after receipt by Owner of the foregoing information Owner will notify Tenant of its election either to grant or deny its consent to such assignment or subletting. Owner agrees not to unreasonably withhold or delay its consent to any proposed assignment or subletting.

                  If no such notice is given to Tenant, it shall be deemed that Owner has elected to refuse or withhold consent to the proposed assignment or subletting.

(C) Any assignment or subletting made in contravention of the provisions of this Article shall not be binding upon Owner, and, at Owner's option, may be treated as a nullity, and of no force and effect whatsoever as against Owner. No assignment of this lease or subletting of the demised premises (whether with or without Owner's consent), shall operate or be construed to release or diminish Tenant's liability under this lease, and such liability shall continue in full force and effect. Moreover, no assignment or subletting (whether with or without Owner's consent) shall operate to relieve Tenant of the necessary of compliance with all of the provisions of this Article with respect to any further assignment or subletting.

(D) If the demised premises shall be sublet or occupied by any person or persons other than Tenant, Owner may, after default by Tenant, collect rent from the subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such subletting, occupancy or collection of rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed an acceptance of the subtenant or occupant as a tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this lease.

(E) In the event of a sublet consented to by Owner, one hundred percent (100%) of the Net Profit for each calendar year shall be paid quarterly to Owner, as additional rent. For the purpose of this Article, "Net Profit" for any calendar year shall mean the amount by which "Gross Receipts" actually paid to Tenant in connection with any subletting exceed "Gross Expenses" of Tenant with respect to the demised premises for such calendar year. The Net Profit and Gross Receipts shall be computed and paid with respect to all subleases in effect.



         "Gross Receipts" of Tenant shall mean all rentals and any other sums paid to Tenant including, without limitation, sums paid to acquire the lease or sublease, fixture fees, electricity charges, "key money," and any other consideration paid by any subtenant with respect to the demised premises during the calendar year in question.

         "Gross Expenses" of Tenant with respect to the demised premises for any calendar year shall mean all rent, additional rent and other sums payable by Tenant to Owner under this Lease for such calendar year and shall not include any other expenditures paid or incurred by Tenant except customary brokerage fees and reasonable attorneys' fees actually paid by Tenant in connection with such subletting.

         Within thirty (30) days after the end of each quarter of each calendar year during the term of this lease, Tenant shall deliver to Owner a statement sworn to by an officer of Tenant setting forth the Gross Receipts and Gross Expenses for such quarter and the computation of the Net Profit, if any, for such quarter, together with any payment for any Net Profit which may be due pursuant to this Article. If any such statement contains an untrue statement or fails to include a complete statement of Gross Receipts, then Tenant shall be deemed to be in material default under this lease and Owner shall be entitled to terminate this lease in addition to exercising any other remedy available to it in law or in equity.

         For the period of two (2) years after any statement required by this Article has been sent by Tenant to Owner, Owner shall have the opportunity to examine the books of Tenant at Tenant's office, upon reasonable notice to Tenant and within reasonable hours, in order to determine the accuracy of such statement(s).

         The obligations of Tenant under this subarticle (E) shall survive the expiration or termination of this lease.


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
(F) Each assignee shall assume and be deemed to have assumed this lease and shall be and remain liable for the payment of the rent and additional rent, and for the due performance of all the terms, covenants, conditions and agreements on Tenant's part to be performed during the term of this lease. No assignment shall be binding on Owner unless the assignee of Tenant shall deliver to Owner an instrument in recordable form which contains an assumption by the assignee, but the failure or refusal of the assignee to execute or deliver such instrument shall not relieve the assignee from liability as provided in this Subarticle.

(G) Each sublessee shall be and remain liable for the payment of rent, and for the due performance of all the terms, covenants, conditions, and agreement on the sublessee's part to be performed during the term of the sublease. Every sublease shall contain a provision stating that the sublease is subject and subordinate to the estate created under as well as to the terms and provisions of this lease. In the event of a permitted subletting, the sublease shall contain a provision pursuant to which in the event of a termination of this lease for any reason whatsoever, Owner shall have the right, at its election, to require the subleasee to attom to and recognize Owner as the subleasee's owner as of the commencement date of the sublease. In the event of a permitted subletting of a portion of the demised premises, the sublease shall contain a provision whereby Tenant agrees, at its sole cost, to provide the subleasee with reasonably appropriate means of ingress to and from the space subleased and Tenant further agrees to restore the space to it original condition.

ARTICLE 53.                INDEMNITY

         Without limiting any other indemnity extended by Tenant to Owner under the provisions of this lease, Tenant hereby indemnifies and agrees to hold Owner harmless from and against any and all damage, judgment, loss, liability, claim, cost and/or expense (including, without limitation, reasonable attorneys' fees and disbursements) in connection with or arising from any default by Tenant under this lease, Tenant's misuse or occupancy of the demised premises, and/or any acts, omissions or the negligence of Tenant, its employees, servants, contractors, agents, licensees and invitees in or about the demised premises, the Building and sidewalks, if any, adjoining the Building.

ARTICLE 54.                SUPPLEMENTING ARTICLE 18 OF THE PRINTED FORM

         In the event of termination of this lease pursuant to Article 18, Tenant shall pay to Owner immediately all rental and other charges payable hereunder due and unpaid to the date of termination together with an amount which is equal to the then-present value (using a discount rate equal to the then-applicable discount rate at the Federal Reserve Bank nearest to the location of the Building, plus two (2%) percent per annum) of the whole Rent for the balance of the Term of this lease (including any extension terms which have been elected) as hereinafter computed. In the event any judgment has been entered against Tenant for any amount in excess of the total amount required to be paid by Tenant to Owner hereunder, then the damages assessed under said judgment shall be reassessed and a credit granted to the extent of such excess. The parties hereto acknowledge that the damages to which Owner is entitled in the event of a breach of this lease and termination by Owner are not easily computed and are subject to many variable factors. The


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
parties have therefore agreed to the liquidated damages as herein provided in order to avoid extended litigation in the event of default by Tenant and termination of this lease.

         Rent for each year for the balance of the term, for the purpose of computing the rent reserved hereunder for the unexpired portion of the Term, shall be computed (I) for minimum annual rental, based upon the schedule for minimum annual rental set forth in the lease, and (ii) for escalations and Additional Rent, as equal to the yearly average of the escalations and Additional Rent payable by Tenant for the last three (3) full calendar years immediately preceding said Event of Default. If three (3) full calendar years have not preceded the occurrence of said Event of Default, then the annual average of escalations and Additional Rent payable by Tenant theretofore required to be paid by Tenant shall be used, in the computation of the escalations and rent.

ARTICLE 55.                ACCESS

         Tenant agrees to indemnify and hold harmless Owner from any costs, expense, liability, damages, judgments, or fees, including legal fees, arising out of or in connection with Tenant's negligence when entering, using or exiting the building and demised premises. Tenant is responsible for repairing and replacing any property vandalized, damaged or stolen if Tenant fails to properly close the doors or is otherwise negligent.

ARTICLE 56.                SUPPLEMENTING ARTICLE 32 HEREOF

         Owner shall maintain the security deposit in an interest-bearing account. Owner shall be entitled to an administrative fee of 1% of the amount of the security deposit per annum, and, provided that Tenant is not then in default hereunder, the interest shall be paid to the Tenant once a year on each September 1.

ARTICLE 57.                MISCELLANEOUS

(A) Owner and Tenant each represent and warrant to the other that no broker brought about the letting contemplated by this lease, and that they have not contacted any broker in connection with this transaction other than Tarter/Stats Realty (the "Broker"). Owner shall pay the commission due and payable to the Broker pursuant to a separate agreement. Tenant and Owner shall each indemnify and save the other harmless from and against all loss, claim, liability, damage or suit incurred or suffered by the other arising out of or in connection with any breach of the indemnifying party's representations set forth in this Subarticle (A).

(B) Whenever the performance of any duties or obligations on the part of Tenant reasonably contemplates such performance or discharge after the termination of this lease, such duties and obligations shall survive any expiration or sooner termination of this lease.

(C) Tenant agrees that its sole remedy in cases where Owner's reasonableness in exercising its judgment or withholding its consent or approval is applicable and in issue shall be those in the nature of an injunction, declaratory judgment or specific performance, the rights to any money damages or other remedies being hereby specifically waived.


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
(D) Owner shall have the right to alter or to construct additions to the Building; provided however, that any such alteration or construction will not materially interfere with the demised premises or Tenant's business therein. In connection with any such alteration or construction, Owner shall have the right to utilize and hook up with all existing risers, conduits and other piping in the Building and to construct scaffolding as may be required by law, such work to be performed at Owner's expense.

(E) Owner shall have the right from time to time to change the name, number or designation by which the Building is commonly known.

(F) Without limiting anything otherwise set forth in the Rules and Regulations, no awning, canopy or other projections, whether they contain or do not contain advertising material may be attached to any portion of the Building without the prior written consent of Owner. Further, Tenant shall not post or erect or maintain outside the windows or show windows nor on any exterior construction, any signs, placards or other advertisements, except with the prior written approval of Owner. However, Tenant may post signs, placards or other advertisements to the interior of the windows if professionally prepared by a sign company. Tenant shall not make any use whatsoever of the area beyond the building line. No hanging outside sips will be approved nor will any papered signs posted on the windows or show windows of the demised premises be approved unless the same are required to be so posted at such location by law. If Tenant violates the provisions of this Subarticle, then in addition to and without limiting Owner's remedies under this lease, Owner may itself remove any such sign, placard, advertisement or display without liability or obligation to Tenant and, if necessary, to carry out the foregoing, Owner may enter the demised premises to effect such removal. The parties acknowledge that a breach of the provisions of this Subarticle shall be deemed a material breach of this lease.

(G) Owner, its constituent partners and, if applicable, its shareholders and officers shall not have any personal liability to Tenant by reason of any default by Owner under any of Owner's covenants and agreements under this lease. In the event of such default Tenant shall look only to Owner's estate in the Building to recover any loss or damage resulting therefrom and Tenant shall have no right to assert any claim nor obtain any injunction against any recourse to Owner's other property or assets or that of any of the shareholders or officers of Owner to recover such loss or damage.

(H) If any term, covenant, condition or provision of this lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and enforceable to the fullest extent permitted by law.

(I) Tenant shall at all times enforce good order among its employees. Subject to the provisions of Tenant's applicable union contract, Tenant will not employ any person or do anything which will cause union or labor difficulties or conflicts with the Building, Owner or Owner's employees. In case of such conflict, Tenant will comply with the reasonable direction of Owner and failure so to do shall be deemed a material breach of this lease.

(J) All notices required or permitted to be given hereunder shall be sent by certified mail, return receipt requested, addressed as follows:

         If to Owner:

                  626 Properties Associates
                  Tri Realty Management Corp.
                  275 Madison Avenue
                  New York, NY  10016

         If to Tenant:

                  Law Offices of Erik W. Kahn
                  110 Greene Street, Suite 704
                  New York, NY  10012

         and

                  Jupiter Communications, to the demised premises

or to such other address as may be furnished by either party to the other in like manner. All notices shall be deemed given when mailed, except for notice of change of address or party to receive notice, which shall be deemed given only upon request.

(K) Wherever in this lease, Owner's consent is required, except where otherwise expressly set forth, such consent may be granted or withheld in Owner's sole and arbitrary discretion and such consent shall not be unreasonably withheld.

(L) If more than one person or entity executes or otherwise assumes or becomes liable under this lease, the obligations of Tenant shall be the joint and several obligations of each of them.

(M) Tenant covenants not to introduce any hazardous or toxic materials onto the demised premises without a) first obtaining Owner's written consent and b) complying with all applicable Federal, State and local laws or ordinances pertaining to the transportation, storage, use or disposal of such materials, including but not limited to obtaining proper permits. If Tenant's transportation, storage, use or disposal of hazardous or toxic materials on the demised premises results in the contamination of the demised premises or the Building, or the soil or surface or ground water or loss or damage to person(s) or property, then Tenant agrees to: 1) notify Owner immediately of any contamination, claim of contamination, loss or damage, 2) after consultation with Owner, clean up the contamination in full compliance with all applicable statutes, regulations and standards, and 3) indemnify, defend and hold Owner harmless from and against any claims, suits, causes of action, costs and fees, including attorneys' fees and costs, arising from or connected with any such contamination, claim of contamination, loss or damage. This


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
         provision shall survive termination of this lease. Nothing in this Article shall be construed to hold Tenant responsible for the cleanup required because of any spills or discharges of hazardous substances
` caused by Owner, or its agents, contractors, employees or invitees or occurring prior to or after Tenant's occupancy of the demised premises.

(N) Tenant shall not suffer or permit the demised premises or any part thereof to be used in any manner which would in any way (i) constitute a public or private nuisance; or (ii) impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, annoyance or inconvenience to, Owner or any of the other tenants or occupants of the Building, any such impairment or interference to be in the sole judgment of Owner. Tenant acknowledges that Tenant's failure to comply with the terms hereof shall constitute a material breach of this lease entitling Owner to all rights and remedies it may have under this lease and at law.

(O) Prior to the execution of this lease by Owner, Tenant shall supply Owner with a copy of resolutions duly certified by the Secretary of Tenant, of the Board of Directors of Tenant, to the effect that:

(i)      Tenant is duly authorized and empowered to enter into this lease; and

(ii) The President of Tenant has been duly authorized, empowered and directed by said Board of Directors to enter into this lease on behalf of Tenant.

(P) This lease is offered to Tenant for signature with the understanding that it shall not be binding upon Owner unless and until Owner shall have executed and unconditionally delivered to Tenant a fully executed copy of the lease.

(Q) Those provisions on the front page of the printed portion of this lease and in Article 17 concerning defaults by Tenant under any other lease between Tenant and Owner shall apply to any and all other leases between Owner and Tenant, whether or not such leases are subsidiary to this lease or for space adjacent to the demised premises.

(R) Tenant agrees that the value of the demised premises and the reputation of Owner will be seriously injured if the demised premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the demised premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the demised premises, nor permit use of the demised premises for nude modeling, rap sessions, or as a so-called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee of all or any portion of the demised premises or any assignee of this lease. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic materials is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects or instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law Section 235.00.

(S) Owner shall provide one (1) directory listings for Tenant on each of the directories in the ground floor and 10th floor lobbies. Tenant may, at its sole cost and expense, affix to the entrance door to the demised premises a sign with Tenant's name, subject to Owner's prior written approval, which shall not be reasonably withheld, of the appearance, materials and size of such sign.

ARTICLE 58.

         Notwithstanding anything to the contrary contained in this lease tenant shall, at tenant's sole cost and expense be permitted to open an access way through the existing wall from their current space at 627 Broadway, 2nd Floor, through to the demised premises, providing that the tenant has properly filed all necessary applications, plans and documents with the respective governmental agencies and obtains written approval for all work from the governing authorities. All work performed shall be done by licensed contractors and in accordance with all NYC building codes and regulations and only in accordance with written plans which must be submitted and approved by the landlord as well as the governing authorities. Tenant agrees it shall indemnify and save owner harmless against all costs, claims, loss or liability resulting from the aforementioned work and shall provide written proof of insurance policies naming the landlord and the managing agent as additional insured prior to the commencement of any work. Neither owner nor owner's agents have made any representations, warranties or promises, either expressed or implied with respect to the physical condition of the building including latent or structural elements, the integrity of which structural elements shall not be altered. The landlord makes no representation with respect to the environmental impact resulting from the renovation and/or removal of walls. The tenant at is sole cost and expense will be responsible for any cost associated with environmental impact from the renovation and removal. The above alterations shall be according to plans and specifications approved in writing by owner in compliance with all applicable laws by licensed contractors in a good and workmanlike manner conforming in quality and design to the demised premises and shall not diminish the value of the building or the demised premises. At the termination of the aforesaid lease the owner, at its sole discretion shall have the option to keep the demised premises as is or require the tenant to restore the demised premises to the condition prior to the inception or commencement of the aforesaid lease. Landlord requires tenant to deposit an additional sum equaling one month's rent as security to be paid after 2 1/2 years from the lease commencement date.

ARTICLE 59.

         Landlord to exterminate the demised premises twice a month. In the event that Owner fails to exterminate as provided for herein, Tenant shall deduct the reasonable cost of exterminating from the rent payments due to the Owner.

ARTICLE 60.


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
         If tenant is legally obligated to remove asbestos anywhere on or related to the premises, due to a pre-existing condition, the Owner will assume the obligation for such removal and indemnify tenant from any claim or damage resulting therefrom.

Witness:                                    OWNER:

______________________________              625 PROPERTIES ASSOCIATES


                                            By:_____________________________

Witness:                                    TENANT:

______________________________              JUPITER COMMUNICATIONS

                                            By:_____________________________

                                   ADDENDUM A

                  The owner shall perform the following work:

1)       Paint, plaster and repair premises as needed

2)       Sand and polyurethane floors

3)       Bathrooms to be delivered in working order

4)       Floor to be repaired and/or replaced where necessary

5)       Removal of carpet (Broadway side)



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